UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 30, 2014

                                BOOKS-A-MILLION, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20664	63-0798460
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

402 Industrial Lane
Birmingham, Alabama  35211
 (Address of principal executive offices, including zip code)

(205) 942-3737
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01                      Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a)           As previously disclosed, Albert C. Johnson, a former member of the Board of Directors (the “Board”) of Books-A-Million, Inc. (the “Company”), and a former member of the Audit Committee of the Board, did not stand for re-election to the Board upon the expiration of his term at the Company’s 2014 Annual Meeting of Stockholders held on May 30, 2014 (the “Annual Meeting”).  As a result, the Audit Committee of the Board is now comprised of only two directors.

On June 2, 2014, the Company received a letter from NASDAQ stating that the Company is no longer in compliance with Rule 5605(c)(2)(A) of the NASDAQ Listing Rules, which requires that the Audit Committee of the Board be comprised of at least three directors who meet certain independence and other requirements.  The Company will rely on the cure period provided by Rule 5605(c)(4)(B) of the NASDAQ Listing Rules, which allows the Company until the earlier of (A) the Company’s next annual meeting of stockholders or (B) May 30, 2015 to regain compliance with Rule 5605(c)(2)(A) of the NASDAQ Listing Rules.

The Company intends to identify within the permitted time frame a third director to serve on the Audit Committee of the Board who meets the requirements set forth in the NASDAQ Listing Rules.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Stockholder Approval of the Fourth Amendment to the Books-A-Million, Inc. 2005 Incentive Award Plan

At the Annual Meeting, the stockholders of the Company approved the Fourth Amendment (the “Fourth Amendment”) to the Books-A-Million, Inc. 2005 Incentive Award Plan (the “Incentive Plan”).  The Fourth Amendment increases the total number of shares of the Company’s common stock available for issuance under the Incentive Plan by an additional 1,500,000 shares, such that the Incentive Plan will provide for a total of 3,500,000 shares available for issuance to members of the Board of Directors, employees and consultants.  Additionally, the Fourth Amendment extends the expiration of the Incentive Plan from June 1, 2015 to June 1, 2018.

A copy of the Incentive Plan, as amended by the Fourth Amendment, is included with this Current Report on Form 8-K as Exhibit 10.1.

Item 9.01                      Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Document Description

10.1	Books-A-Million, Inc. 2005 Incentive Award Plan (As Amended on May 30, 2014)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKS-A-MILLION, INC.
By:	/s/ R. Todd Noden
R. Todd Noden Executive Vice President and Chief Financial Officer

Dated: June 5, 2014

EXHIBIT INDEX

Exhibit No.	Document Description

10.1	Books-A-Million, Inc. 2005 Incentive Award Plan (As Amended on May 30, 2014)